                                                                  Exhibit (h)4.1


August 30, 2000


Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Tax-Managed Small Cap Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until October 31, 2001, up to the full amount of its aggregate 1.03% combined advisory and administrative fees and to reimburse expenses that exceed 1.25% of the average daily net assets on an annual basis with respect to FRIC's Tax-Managed Small Cap Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By: /s/ Lynn L. Anderson
   -----------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By: /s/ Mark E. Swanson
   -----------------------
   Mark E. Swanson
   Treasurer

August 30, 1999



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until October 31, 2001, 0.15% of its aggregate 0.25% combined advisory and administrative fees with respect to FRIC's Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Lynn L. Anderson
   -----------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   -----------------------
   Mark E. Swanson
   Treasurer

August 30, 1999


Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company US Government Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until October 31, 2001, a portion of its aggregate 0.25% combined advisory and administrative fees for all expenses that exceed 0.30% of the average daily net assets of FRIC's US Government Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Lynn L. Anderson
   -----------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   -----------------------
   Mark E. Swanson
   Treasurer

August 30, 1999



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:  Frank Russell Investment Company Tax Free Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until October 31, 2001, a portion of its aggregate 0.10% combined advisory and administrative fees for all expenses that exceed 0.25% of the average daily net assets of FRIC's Tax Free Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/ Lynn L. Anderson
   -----------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/ Mark E. Swanson
   -----------------------
   Mark E. Swanson
   Treasurer